UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 20, 2025

Boxabl Inc.

(Exact Name of Registrant as Specified in Charter)

Nevada	000-56579	85-2511929
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

5345 E. N. Belt Road Las Vegas, NV	89115
(Address of principal executive offices)	(Zip Code)

(702) 500-9000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

None.

Securities registered under Section 12(g) of the Act:

Non-Voting Series A-3 Preferred Stock, $0.00001 par value

Non-Voting Series A-2 Preferred Stock, $0.00001 par value

Non-Voting Series A-1 Preferred Stock, $0.00001 par value

Non-Voting Series A Preferred Stock, $0.00001 par value

Common Stock, $0.00001 par value

(Title of Class)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure.

On January 20, 2025, Boxabl Inc. (the “Company”) issued a press release announcing that the BOXABL Casita has been approved for sale in the State of Nevada and also across the entire State of California, inclusive of all climate zones. The press release is attached as exhibit 99.1 hereto and is incorporated herein by reference.

By filing this Current Report on Form 8-K and furnishing the information contained herein, the Company makes no admission as to the materiality of any information in this report that is required to be disclosed solely by reason of Regulation FD. The Company uses, and will continue to use, its website, press releases, and various social media channels, including its X (formerly known as Twitter) account (twitter.com/BOXABL), its LinkedIn account (https://www.linkedin.com/company/boxabl/), its Facebook account (facebook.com/boxabl), its TikTok account (tiktok.com/boxabl), its Instagram account (instagram.com/boxabl), and its YouTube account (youtube.com/@BOXABL), as additional means of disclosing public information to investors, the media and others interested in the Company. It is possible that certain information that the Company posts on its website, disseminated in press releases and on social media could be deemed to be material information, and the Company encourages investors, the media and others interested in the Company to review the business and financial information that the Company posts on its website, disseminates in press releases and on the social media channels identified above, as such information could be deemed as material information.

The information in this Item 7.01 disclosure is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that Section. In addition, the information in this Item 7.01 disclosure shall not be incorporated by reference into the filings of the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release, dated January 20, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Boxabl Inc.

Date: January 21, 2025	By:	/s/ Martin Noe Costas
Martin Noe Costas
Chief Financial Officer